Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

Board of Directors and Management
First Help Financial, LLC and Subsidiaries (the Company)
199 Wells Avenue Ste 211
Newton, MA 02459

And

Deutsche Bank Securities Inc.
60 Wall Street, 5th Floor
New York, New York 10005

We have performed the procedures enumerated below on certain records and transactions of the Company for the purpose of assisting the Company and Deutsche Bank Securities Inc. (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Trust 2021-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around August 26, 2021. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Trust 2021-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around August 26, 2021. The sufficiency of these procedures is solely the responsibility of the Specified Parties identified in this report.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Trust 2021-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around August 26, 2021. Additionally, Deutsche Bank Securities Inc. has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all of the users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The procedures performed and associated findings are as follows:
Agreed-Upon Procedures and Findings
For the purposes of this report:
(i)	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

(ii)	The fields in the Loan Data Files and signed Contract shall be herein referred to as “Specified Attributes.”

(iii)	The term “Contract” means Indirect Retail Installment Automobile Contract.

(iv)	The term “Contract File” means any file containing the Contract and Credit Application; and the term “Obligor” means borrower(s) stated on the respective Contracts.

(vi)	The term “Title Document” means the certificate of title or application used as collateral for the Contract.

On August 2, 2021, the Specified Parties provided us with the Loan Data File with a cutoff date of July 31, 2021 (the “July Loan Data File”) containing 3,832 individual customer accounts (herein referred to as “Underlying Assets”) that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a statistically random sample of 125 individual customer accounts from the Underlying Assets, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the Arrangement Letter dated July 20, 2021, on the statistically random sample of 125 individual customer accounts. From August 9, 2021 to August 12, 2021, we were provided with the source documents referenced in Exhibit A related to the respective 125 individual customer accounts.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the July Loan Data File to the corresponding source documents outlined in Exhibit A.

With respect to Specified Attribute 1, the Specified Parties informed us that there may be abbreviated names, differences due to name variations or misspelled names, or instances where a spouse of the Obligor, other owner, or a business owned by the Obligor may be listed on the Contract or Title Document (or vice versa).  The Specified Parties agreed that such instances were deemed acceptable and would not be reported as exceptions.

With respect to Specified Attribute 5, the Specified Parties informed us that in some cases the Make (Manufacturer) per the July Loan Data File will not match the Title Document as the one of the Manufacturer’s is a subsidiary of another, and that such instances were deemed acceptable and would not be reported as exceptions.

With respect to Specified Attribute 7, the Specified Parties informed us that Obligors may have moved subsequent to Contract signing, and that such instances were deemed acceptable and would not be reported as exceptions.

We did not perform any procedures with respect to the Specified Attributes relating to the Underlying Assets as set forth in Exhibit B.

We found all Specified Attributes to be in agreement to source documents.

For the sample, we recalculated the maturity date based on the term of the Contract set forth on the July Loan Data File and the due date for the first scheduled principal and interest payment set forth on the July Loan Data File. We also recalculated the current remaining term by counting the number of months from July 31, 2021 to the maturity date. We then compared our recalculations to the July Loan Data File.

In recalculating the maturity date, we applied the following tolerance as instructed by the Specified Parties:

•	Maturity date: First payment date used in the calculation +/- 1 day tolerance

We also inspected the presence of, compared or verified the following on the sample of 125 Underlying Assets:

•	Inspected the presence of a signed credit application (electronic or physical copy).

•
Inspected the Title Document and verified that the Company was the secured party.  In instances where state law does not allow for the lien holder to possess the Title Document, or when the title and related lien is filed electronically, we inspected evidence of a perfected lien citing the Company as the secured party.  In instances where the note date was fewer than 180 days from July 31, 2021, we inspected evidence of the title application.

•	Signed Contract

We identified no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Trust 2021-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around August 26, 2021. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina
August 18, 2021

Exhibit A
Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	NAME (Obligor or customer)	Retail Installment Contract and Title Document
2	AMOUNT_FINANCED	Retail Installment Contract
3	TERM_MONTHS	Retail Installment Contract
4	INTEREST_RATE (APR)	Retail Installment Contract
5	MAKE (Manufacturer)	Title Document
6	VIN (Vehicle Identification Number)	Title Document
7	OBLIGATOR_STATE	Retail Installment Contract
8	DATE_FIRST_PAYMENT_DUE	Retail Installment Contract
9	DEALER_STATE	Retail Installment Contract

Exhibit B
Specified Attributes Not Subject to Procedures

Specified Attribute
ACCOUNT_NUMBER
APPLICATION_ID
CONTRACT_DATE
FUNDING_DATE
LOAN_GROUP
DAYS_PAST_DUE
NEXT_PAYMENT_DUE_DATE
INTEREST_ACCRUED_THRU_DATE
TERM_REMAINING
MATURITY_DATE
CURRENT_PRINCIPAL_BALANCE
CURRENT_INTEREST_BALANCE
CURRENT_LATE_FEE_BALANCE
CURRENT_FEE_BALANCE
ACCOUNT_STATUS
PCT_DOWN
LINE3
LINE5
MODEL
MILEAGE
IS_NEW
VEHICLE_PRICE
DEALER_ID
DEALERSHIP_NAME
LEGAL_NAME
FRAN_IND
APP_TYPE
APP_ACTIVE_FICO
CO_APP_ACTIVE_FICO
PAID_AUTO
PTI

DTI
LOR
LOE
POI
DEFERRALS
SCRA
VEHICLE_REPOSESSED
VEHICLE_ASSIGNED
BANKRUPTCY
INDIRECT_PAYMENT
ECONTRACT
PRINCIPAL_PAYMENT
INTEREST_PAYMENT
LATE_FEE_PAYMENT
NSF_FEE_PAYMENT
YEAR